UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2008

GTC BIOTHERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-21794	04-3186494
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 CROSSING BOULEVARD

FRAMINGHAM, MASSACHUSETTS 01702

(Address of Principal Executive Offices) (Zip Code)

(508) 620-9700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 23, 2008, our Board of Directors authorized the transfer of the listing of the common stock of GTC Biotherapeutics, Inc. from The NASDAQ Global Market to The NASDAQ Capital Market.

We have been notified that, effective at the opening of the market on July 28, 2008, the listing of the common stock of GTC Biotherapeutics, Inc. under the symbol “GTCB” will be transferred to The NASDAQ Capital Market.

Our press release announcing that the NASDAQ Listings Qualification Panel approved our request for the transfer to The NASDAQ Capital Market is filed with this Current Report as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of GTC Biotherapeutics, Inc., dated July 25, 2008, reporting the approval of GTC’s transfer to The NASDAQ Capital Market. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTC BIOTHERAPEUTICS, INC.

Dated: July 25, 2008	By:	/s/ Geoffrey F. Cox
Geoffrey F. Cox
Chairman, President, and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of GTC Biotherapeutics, Inc., dated July 25, 2008, reporting the approval of GTC’s transfer to The NASDAQ Capital Market. Filed herewith.